UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41781	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Nicollet Mall
Suite 640
Minneapolis, MN 55402
(Address of principal executive offices, including zip code)

+1 (651) 240 6001
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	SEZL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2025, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Compensation Committee, approved an amendment (the “Plan Amendment”) to the Sezzle Inc. 2021 Equity Incentive Plan (the “Plan”). The Plan Amendment permits the Company to facilitate sales by a third-party administrator of shares of common stock issuable upon settlement of incentives awarded under the Plan to fund tax withholding obligations of Plan participants (commonly referred to as “sell-to-cover transactions”). The Plan Amendment also permits the Company to delay the settlement in shares of Plan incentive awards that vest during “black-out periods” in which trading in common stock of the Company is prohibited by the Company’s Securities Trading Policy. Unless the affected participant remits the applicable tax withholding amount to the Company in cash upon the vesting date of an incentive award, the Company may delay settlement of the award until the next trading day on which the sale of stock in a sell-to-cover transaction would not violate the Securities Trading Policy (but not beyond the short term-term deferral period under IRS deferred compensation rules).

Each holder of outstanding Plan incentive awards, including the Company’s principal executive officer, principal financial officer, and other named executive officers, acknowledged in writing that the terms of the Plan Amendment apply to such awards (the “Award Amendments”).

The foregoing descriptions of the Plan Amendment and the Award Amendments are summaries only and are qualified in their entireties by reference to the Plan Amendment and the form of Award Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Sezzle Inc. 2021 Equity Incentive Plan
10.2	Form of Award Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: August 4, 2025	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer